UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2019

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan		48152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TOWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on July 12, 2019, Tower International, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Autokiniton US Holdings, Inc., a Delaware corporation (“Parent”), and Tiger Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement and the transactions contemplated thereby, subject to the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a direct wholly owned subsidiary of Parent (the “Merger”).

Immediately prior to executing the Merger Agreement, on July 12, 2019, the Company entered into agreements with James C. Gouin, the Company’s President and Chief Executive Officer, Jeffrey Kersten, the Company’s Executive Vice President and Chief Financial Officer, and Nanette Dudek, the Company’s Vice President Legal Affairs and Compliance and Corporate Secretary, that amend their respective employment agreements with the Company (each an “Amendatory Agreement”).

The existing employment agreements between the Company and each of Messrs. Gouin and Kersten provide for payment of certain severance pay and benefits in the event that their employment with the Company is involuntarily terminated without “cause” or if they resign for “good reason” within two years following a “change in control” (as defined in their respective employment agreements). The Amendatory Agreements clarify that Messrs. Gouin and Kersten will have “good reason” to resign if, in connection with or following a change in control (such as the Merger), shares of common stock, par value $0.01 per share, of the Company (the “Shares”) cease to be publicly-traded on a national securities exchange (unless they become (or continue as) the chief executive officer or chief financial officer, respectively, of the ultimate parent entity of, or successor to, the Company, and the common stock of such parent entity or successor, as applicable, is publicly traded on a national securities exchange).

The Amendatory Agreements provide that in the event that Mr. Gouin or Ms. Dudek incur an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), in connection with payments and benefits payable to them in connection with a change in control of the Company, the Company will provide each with a tax gross-up payment to the extent necessary to put them in the same after-tax position as they would have been in had they not incurred an excise tax under Section 4999 of the Code. This tax gross-up will cease to apply if (i) the Merger Agreement terminates without consummation of the Merger, and (ii) no other “change in control” (as defined in their respective employment agreements) occurs as a result of a definitive transaction agreement entered into by the Company on or before December 31, 2019.

The Amendatory Agreement to Ms. Dudek’s employment agreement provides for Ms. Dudek to receive a lump sum retention payment should she remain employed with the Company (or a successor) for one year following a change in control of the Company. The retention payment is equal to the amount of the severance pay she would be entitled to receive under her employment agreement if her employment were involuntarily terminated without cause immediately following a change in control (approximately two times the sum of her annual base salary and annual target bonus). Ms. Dudek will remain entitled to receive the severance payments and other benefits provided under her employment agreement if she is involuntarily terminated without cause or resigns for good reason, provided that if such termination is on or before the two-year anniversary of a change in control any such severance will be reduced by the retention payment (if it has been earned).

In addition to the foregoing, the Company’s Compensation Committee approved payment of performance awards under the Company’s 2010 Equity Incentive Plan (the “Equity Plan”) based on the greater of threshold targets or actual performance levels achieved in the event that the Merger Agreement terminates without consummation of the Merger and any other “change in control” (as defined in the Equity Plan) occurs.

The foregoing descriptions of the Amendatory Agreements are qualified in their entirety by reference to the full text of the Amendatory Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)    The following exhibits are filed with this report:

Exhibit 10.1:	Amendatory Agreement, dated as of July 12, 2019, to the Second Amended and Restated Employment Agreement, dated as of August 31, 2016, between Tower Automotive Operations USA I, LLC and James C. Gouin.

Exhibit 10.2:	Amendatory Agreement, dated as of July 12, 2019, to the Amended and Restated Employment Agreement, dated as of August 31, 2016, between Tower Automotive Operations USA I, LLC and Jeffrey Kersten.

Exhibit 10.3:	Amendatory Agreement, dated as of July 12, 2019, to the Amended and Restated Employment Agreement, dated as of December 18, 2018, between Tower Automotive Operations USA I, LLC and Nanette Dudek.

Forward-Looking Statements

This document contains forward-looking information related to the Company, Parent and the proposed acquisition. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. All of the statements in this document, other than historical facts, are forward-looking statements and are based on a number of assumptions that could ultimately prove inaccurate. Forward-looking statements in this document include, among other things, statements with respect to the anticipated timing of the completion of the proposed acquisition and its potential benefits, as well as Parent’s plans, expectations and intentions and projected business, results of operations and financial condition. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, the Company’s actual results may differ materially from its expectations or projections. The following factors, among others, could cause actual plans and results to differ materially from those described in forward-looking statements: (1) risks related to the satisfaction of the conditions to closing the proposed acquisition in the anticipated timeframe or at all, including uncertainties as to how many Shares will be tendered in the Offer and the possibility that the acquisition does not close, (2) the possibility that alternative acquisition proposals will be made, (3) the possibility that the Company will terminate the Merger Agreement to enter into an alternative business combination, (4) the possibility that various closing conditions may not be satisfied and required regulatory approvals may not be obtained, (5) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee, (6) the risk of litigation and regulatory actions related to the proposed acquisition, which may delay the proposed acquisition, and (7) risks regarding the failure to obtain the necessary financing to complete the proposed acquisition. Other factors that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, the Schedule TO and other tender offer documents to be filed by Parent and its affiliates, and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by the Company. The Company’s filings with the United States Securities and Exchange Commission (the “SEC”) are available publicly on the SEC’s website at www.sec.gov, or on the Company’s website at https://towerinternational.com/ under the “Investors” section. All such forward-looking statements speak only as of the date they are made. Except as required by law or regulation, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, circumstances or otherwise.

Additional Information

The Offer described herein has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any Shares or any other securities of the Company. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by Parent and Merger Sub, and promptly thereafter a solicitation/recommendation statement on Schedule 14D-9 will be filed with the SEC by the Company. The offer to purchase Shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SUCH STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to Parent’s information agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/ Jeffrey Kersten
Name:	Jeffrey Kersten
Title:	Chief Financial Officer

Dated: July 12, 2019